EXECUTION VERSION

AMENDMENT TO THIRD LIEN PLEDGE AGREEMENT

THIS AMENDMENT, dated as of October 20, 2009 (the “Amendment”) to the Third Lien Pledge Agreement (as defined below) is entered into by and among K. HOVNANIAN ENTERPRISES, INC. (the “Company”), HOVNANIAN ENTERPRISES, INC. (“Hovnanian”), each of the entities listed on Schedule 1 hereto (each a “Pledgor”) and WILMINGTON TRUST COMPANY (as “Collateral Agent”).

WHEREAS, the Company, Hovnanian, each other Pledgor and the Collateral Agent are parties to the Third Lien Pledge Agreement dated as of December 3, 2008 (the “Third Lien Pledge Agreement”);

WHEREAS, the Company, Hovnanian and each of the other Guarantors (as defined therein) are parties to the Indenture, dated as of December 3, 2008 (as amended, supplemented and restated or otherwise modified from time to time, the “Junior Note Indenture”) with Wilmington Trust Company as trustee, pursuant to which the Company issued its 18.0% Senior Secured Notes due 2017;

WHEREAS, the Company, Hovnanian, each other Grantor (as defined therein) and the Collateral Agent are parties to the Third Lien Security Agreement dated as of December 3, 2008;

WHEREAS, the Company, in connection with the replacement and refinancing of the Seventh Amended and Restated Credit Agreement, dated as of March 7, 2008 (as subsequently amended, the “Credit Agreement”) has issued 10 5/8% Senior Secured Notes due 2016 under the Indenture dated as of October 20, 2009 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Indenture”);

WHEREAS, in connection with the First Lien Indenture, the Company, Hovnanian, each of the Grantors party thereto and Wilmington Trust Company, as Collateral Agent, have entered into the First Lien Pledge Agreement (the “First Lien Pledge Agreement”), dated as of October 20, 2009;

WHEREAS, in connection with the First Lien Indenture, the Company, Hovnanian, each of the Guarantors party thereto, Wilmington Trust Company, in its capacity as trustee under the First Lien Indenture, and the other parties thereto, have entered into the First Amendment, dated as of October 20, 2009, to the Intercreditor Agreement, dated as of December 3, 2008, to, among other things, amend the definition of Credit Agreement to refer to the First Lien Indenture and amend the definition of First Lien Indebtedness, in each case as set forth therein;

WHEREAS, pursuant to Section 9.01(c) of the Junior Note Indenture, the Company, Hovnanian, each other Grantor and the Collateral Agent may enter into amendments to the Security Documents (as defined in the Secured Note Indenture) without notice to or the consent of any holder of 18.0% Senior Secured Notes due 2017 to cure any ambiguity, defect or inconsistency in the Security Documents;

WHEREAS, all other acts and proceedings required by law, by the Junior Note Indenture and by the charter documents of the Company, Hovnanian and the other Pledgors to make this Amendment a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, Hovnanian, each Pledgor and the Collateral Agent hereby agree as follows:

SECTION 1. Definitions.

Any capitalized term used (including those in the recitals), but not otherwise defined, herein shall have the meaning ascribed to it in the Third Lien Pledge Agreement.

SECTION 2. Modifications to the Third Lien Pledge Agreement.

(a) The following definitions are hereby added to Section 1 in the appropriate alphabetical location:

““Administrative Agent”: the “Collateral Agent” under the First Lien Pledge Agreement.”

““First Lien Pledge Agreement”: the First Lien Pledge Agreement entered into by the Issuer, Hovnanian, each of the Grantors party thereto and Wilmington Trust Company, as Collateral Agent, on October 20, 2009.”

(b) The definition of “Pledged Collateral” is hereby amended and restated in its entirety to read as follows:

““Pledged Collateral” shall mean and include the following with respect to each Company: (i) the capital stock, shares, securities, investment property, member interests, partnership interests, warrants, options, put rights, call rights, similar rights, and all other ownership or participation interests, in any Company and K. Hovnanian JV Holdings, L.L.C. owned or held by any Pledgor at any time including those in any Company hereafter formed or acquired, and (ii) all rights and privileges pertaining thereto, including without limitation, all present and future securities, shares, capital stock, investment property, dividends, distributions and other ownership interests receivable in respect of or in exchange for any of the foregoing, all present and future rights to subscribe for securities, shares, capital stock, investment property or other ownership interests incident to or arising from ownership of any of the foregoing, all present and future cash, interest, stock or other dividends or distributions paid or payable on any of the foregoing, and all present and future books and records (whether paper, electronic or any other medium) pertaining to any of the foregoing, including, without limitation, all stock record and transfer books and (iii) whatever is received when any of the foregoing is sold, exchanged, replaced or otherwise disposed of, including all proceeds, as such term is defined in the Code, thereof. Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act requires (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC of separate financial statements of any Guarantor or K. Hovnanian JV Holdings, L.L.C. that are not otherwise required to be filed, then the capital stock or other securities of such Guarantor or K. Hovnanian JV Holdings, L.L.C. shall automatically be deemed released and not to be and not to have been part of the Pledged Collateral but only to the extent necessary to not be subject to such requirement. In such event, this Agreement may be amended or modified, without the consent of any Junior Noteholder, to the extent necessary to evidence the release of the lien created hereby on the shares of capital stock or other securities that are so deemed to no longer constitute part of the Pledged Collateral.”

(c) Section 21 is hereby amended by inserting “and K. Hovnanian JV Holdings, L.L.C.” after “the Companies” and before “may be released”.

SECTION 3. Effectiveness.

This Amendment will become effective immediately upon its execution and delivery.

SECTION 4. Governing Law.

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 5. Section Titles.

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

SECTION 6. Counterparts; Telecopy Signatures.

This Amendment may be signed in any number of counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission, or other electronic transmission in pdf or similar format, from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

SECTION 7. Authorization.

By its signature, each Person executing this Amendment on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Amendment.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

K. HOVNANIAN ENTERRISES, INC.

By: /s/PETER S. REINHART
Name: Peter S. Reinhart
Title: Senior Vice President

HOVNANIAN ENTERPRISES, INC.

By: /s/PETER S. REINHART
Name: Peter S. Reinhart
Title: Senior Vice President

On behalf of each of the entities listed on
Schedule 1 hereto

By: /s/PETER S. REINHART
Name: Peter S. Reinhart
Title: Senior Vice President

[Signature Page to Third Lien Pledge Agreement Amendment]

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                WILMINGTON TRUST COMPANY, as

Collateral Agent
By: /s/PATRICK J. HEALY
Name: Patrick J. Healy
Title: Vice President

[Signature Page to Third Lien Pledge Agreement Amendment]

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SCHEDULE 1

Auddie Enterprises, L.L.C.
Builder Services NJ, L.L.C.
Builder Services NY, L.L.C.
Builder Services PA, L.L.C.
Dulles Coppermine, L.L.C.
EASTERN TITLE AGENCY, INC.
F&W MECHANICAL SERVICES, L.L.C.
Founders Title Agency of Maryland, L.L.C.
FOUNDERS TITLE AGENCY, INC.
Governor's Abstract Co., Inc.
Homebuyers Financial Services, L.L.C.
HOVNANIAN DEVELOPMENTS OF FLORIDA, INC.
Hovnanian Enterprises, Inc. (PARENT COMPANY)
Hovnanian Land Investment Group of California, L.L.C.
HOVNANIAN LAND INVESTMENT GROUP OF FLORIDA, L.L.C.
Hovnanian Land Investment Group of Georgia, L.L.C.
Hovnanian Land Investment Group of Maryland, L.L.C.
Hovnanian Land Investment Group of New Jersey, L.L.C.
Hovnanian Land Investment Group of North Carolina, L.L.C.
Hovnanian Land Investment Group of Pennsylvania, L.L.C.
Hovnanian Land Investment Group of Texas LLC
Hovnanian Land Investment Group of Virginia, L.L.C.
Hovnanian Land Investment Group, L.L.C.
K. H. San Marcos Conservancy Holdings, L.L.C.
K. HOV INTERNATIONAL, INC.
K. HOV IP, II, Inc.
K. HOV IP, INC.
K. Hovnanian Acquisitions, Inc.

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K. Hovnanian at 4S, LLC
K. Hovnanian at Acqua Vista, LLC
K. Hovnanian at Aliso, LLC
K. Hovnanian at Allenberry, L.L.C.
K. Hovnanian at Allentown, L.L.C.
K. Hovnanian at Almond Estates, LLC
K. Hovnanian at Arbor Heights, LLC
K. HOVNANIAN AT AVENUE ONE, L.L.C.
K. Hovnanian at Bakersfield 463, L.L.C.
K. Hovnanian at Barnegat I, L.L.C.
K. Hovnanian at Barnegat II, L.L.C.
K. Hovnanian at Bella Lago, LLC
K. Hovnanian at Berkeley, L.L.C.
K. Hovnanian at Bernards IV, Inc.
K. Hovnanian at Bernards V, L.L.C.
K. Hovnanian at Blue Heron Pines, L.L.C.
K. Hovnanian at Bridgeport, Inc.
K. Hovnanian at Bridgewater I, L.L.C.
K. Hovnanian at Bridgewater VI, Inc.
K. Hovnanian at Broad and Walnut, L.L.C.
K. Hovnanian at Calabria, Inc.
K. Hovnanian at Camden I, L.L.C.
K. Hovnanian at Cameron Chase, Inc.
K. HOVNANIAN AT CAMP HILL, L.L.C.
K. HOVNANIAN AT CAPISTRANO, L.L.C.
K. Hovnanian at Carmel Del Mar, Inc.
K. Hovnanian at Carmel Village, LLC
K. Hovnanian at Castile, Inc.

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K. Hovnanian at Cedar Grove III, L.L.C.
K. Hovnanian at Cedar Grove IV, L.L.C.
K. Hovnanian at Chaparral, Inc.
K. Hovnanian at Charter Way, LLC
K. Hovnanian at Chester I, L.L.C.
K. Hovnanian at Chesterfield, L.L.C.
K. Hovnanian at Cielo, L.L.C.
K. HOVNANIAN AT CLARKSTOWN, INC.
K. Hovnanian at Clifton, L.L.C.
K. Hovnanian at Coastline, L.L.C.
K. Hovnanian at Cortez Hill, LLC
K. Hovnanian at Cranbury, L.L.C.
K. Hovnanian at Crestline, Inc.
K. Hovnanian at Curries Woods, L.L.C.
K. Hovnanian at Denville, L.L.C.
K. Hovnanian at Deptford Township, L.L.C.
K. Hovnanian at Dominguez Hills, Inc.
K. Hovnanian at Dover, L.L.C.
K. Hovnanian at East Brandywine, L.L.C.
K. Hovnanian At East Whiteland I, Inc.
K. Hovnanian at Eastlake, LLC
K. Hovnanian at Edgewater II, L.L.C.
K. Hovnanian at Edgewater, L.L.C.
K. Hovnanian at Egg Harbor Township II, L.L.C.
K. Hovnanian at Egg Harbor Township, L.L.C.
K. Hovnanian at El Dorado Ranch II, L.L.C.
K. Hovnanian at El Dorado Ranch, L.L.C.
K. Hovnanian at Elk Township, L.L.C.
K. Hovnanian at Encinitas Ranch, LLC

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K. Hovnanian at Evergreen, L.L.C.
K. Hovnanian at Ewing, L.L.C.
K. Hovnanian at Fiddyment Ranch, LLC
K. Hovnanian at Fifth Avenue, L.L.C.
K. Hovnanian at Florence I, L.L.C.
K. Hovnanian at Florence II, L.L.C.
K. Hovnanian at Forest Meadows, L.L.C.
K. HOVNANIAN AT FORKS TWP. I, L.L.C.
K. Hovnanian at Franklin, L.L.C.
K. Hovnanian at Freehold Township I, Inc.
K. Hovnanian at Freehold Township, L.L.C.
K. Hovnanian at Fresno, LLC
K. Hovnanian at Galloway, L.L.C.
K. HOVNANIAN AT GASLAMP SQUARE, L.L.C.
K. Hovnanian at Great Notch, L.L.C.
K. Hovnanian at Gridley, LLC
K. Hovnanian at Guttenberg, L.L.C.
K. Hovnanian at Hackettstown II, L.L.C.
K. Hovnanian at Hackettstown, Inc.
K. Hovnanian at Hamburg Contractors, L.L.C.
K. Hovnanian at Hamburg, L.L.C.
K. Hovnanian at Hawthorne, L.L.C.
K. Hovnanian at Hazlet, L.L.C.
K. Hovnanian at Hershey's Mill, Inc.
K. HOVNANIAN AT HIGHLAND SHORES, L.L.C.
K. Hovnanian at Highland Vineyards, Inc.
K. Hovnanian at Hilltop, L.L.C.
K. HOVNANIAN AT HUDSON POINTE, L.L.C.

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K. Hovnanian at Jackson I, L.L.C.
K. Hovnanian at Jackson, L.L.C.
K. Hovnanian at Jaeger Ranch, LLC
K. Hovnanian at Jersey City IV, L.L.C.
K. Hovnanian at Jersey City V Urban Renewal Company, L.L.C.
K. Hovnanian at Keyport, L.L.C.
K. Hovnanian at King Farm, L.L.C.
K. Hovnanian at La Costa Greens, L.L.C.
K. Hovnanian at La Costa, LLC
K. Hovnanian at La Habra Knolls, LLC
K. Hovnanian at La Laguna, L.L.C.
K. Hovnanian at La Terraza, Inc.
K. Hovnanian At Lafayette Estates, L.L.C.
K. Hovnanian at Lake Rancho Viejo, LLC
K. Hovnanian at Lake Ridge Crossing, L.L.C.
K. Hovnanian at Lake Terrapin, L.L.C.
K. Hovnanian at Lakewood, Inc.
K. Hovnanian at Landmark, LLC
K. Hovnanian at Larkspur, LLC
K. Hovnanian at Lawrence V, L.L.C.
K. Hovnanian at Lee Square, L.L.C.
K. Hovnanian at Linwood, L.L.C.
K. Hovnanian at Little Egg Harbor Contractors, L.L.C.
K. Hovnanian at Little Egg Harbor III, L.L.C.
K. Hovnanian at Little Egg Harbor Township II, L.L.C.
K. Hovnanian at Little Egg Harbor, L.L.C
K. Hovnanian at Live Oak II, LLC
K. Hovnanian at Long Branch I, L.L.C.
K. Hovnanian at Lower Macungie Township I, L.L.C.

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K. Hovnanian at Lower Macungie Township II, L.L.C.
K. Hovnanian at Lower Makefield Township I, L.L.C.
K. Hovnanian at Lower Moreland I, L.L.C.
K. Hovnanian at Lower Moreland II, L.L.C.
K. Hovnanian at Lower Moreland III, L.L.C.
K. Hovnanian at Macungie, L.L.C.
K. Hovnanian at Mahwah VI, Inc.
K. Hovnanian at Malan Park, L.L.C.
K. Hovnanian at Manalapan III, L.L.C.
K. Hovnanian at Manalapan, Inc.
K. Hovnanian at Mansfield I, L.L.C.
K. Hovnanian at Mansfield II, L.L.C.
K. Hovnanian at Mansfield III, L.L.C.
K. Hovnanian at Maple Avenue, L.L.C.
K. Hovnanian at Marlboro Township III, Inc.
K. Hovnanian at Marlboro Township IV, Inc.
K. Hovnanian at Marlboro Township IX, L.L.C.
K. Hovnanian at Marlboro Township V, L.L.C.
K. Hovnanian at Marlboro Township VIII, L.L.C.
K. Hovnanian at Marlboro VI, L.L.C.
K. Hovnanian at Marlboro VII, L.L.C.
K. Hovnanian at Matsu, L.L.C.
K. Hovnanian at Melanie Meadows, LLC
K. Hovnanian at Mendham Township, L.L.C.
K. Hovnanian at Menifee, LLC
K. Hovnanian at Middle Township II, L.L.C.
K. Hovnanian at Middle Township, L.L.C.
K. Hovnanian at Middletown II, L.L.C.

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K. Hovnanian at Millville I, L.L.C.
K. Hovnanian at Millville II, L.L.C.
K. HOVNANIAN AT MONROE II, INC.
K. Hovnanian at Monroe III, L.L.C.
K. Hovnanian at Monroe IV, L.L.C.
K. Hovnanian at Monroe NJ, L.L.C.
K. Hovnanian at Montgomery I, Inc.
K. Hovnanian at Montvale, L.L.C.
K. Hovnanian at Mosaic, LLC
K. Hovnanian at Mt. Olive Township, L.L.C.
K. Hovnanian at Muirfield, LLC
K. HOVNANIAN AT NEW BRUNSWICK URBAN RENEWAL, L.L.C.
K. Hovnanian at New Windsor, L.L.C.
K. Hovnanian at North Bergen. L.L.C.
K. HOVNANIAN AT NORTH BRUNSWICK VI, L.L.C.
K. Hovnanian at North Caldwell II, L.L.C.
K. Hovnanian at North Caldwell III, L.L.C.
K. Hovnanian at North Caldwell, L.L.C.
K. Hovnanian at North Haledon, L.L.C.
K. Hovnanian at North Wildwood, L.L.C.
K. Hovnanian at Northampton. L.L.C.
K. HOVNANIAN AT NORTHERN WESTCHESTER, INC.
K. Hovnanian at Northfield, L.L.C.
K. Hovnanian at Northlake, Inc.
K. Hovnanian at Ocean Township, Inc
K. HOVNANIAN AT OCEAN WALK, INC.
K. Hovnanian at Oceanport, L.L.C.
K. Hovnanian at Old Bridge, L.L.C.
K. Hovnanian at Olde Orchard, LLC

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K. Hovnanian at Pacific Bluffs, LLC
K. Hovnanian at Paramus, L.L.C.
K. Hovnanian at Park Lane, LLC
K. Hovnanian at Parkside, LLC
K. Hovnanian at Parsippany-Troy Hills, L.L.C.
K. Hovnanian at Perkiomen I, Inc.
K. Hovnanian at Perkiomen II, Inc.
K. Hovnanian at Philadelphia II, L.L.C.
K. Hovnanian at Philadelphia III, L.L.C.
K. Hovnanian at Philadelphia IV, L.L.C.
K. Hovnanian at Piazza D'Oro, L.L.C.
K. Hovnanian at Piazza Serena, L.L.C
K. Hovnanian at Pittsgrove, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL IV, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL V, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VI, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VII, L.L.C.
K. HOVNANIAN AT PORT IMPERIAL URBAN RENEWAL VIII, L.L.C.
K. Hovnanian at Prado, L.L.C.
K. Hovnanian at Rancho Cristianitos, Inc.
K. Hovnanian at Rancho Santa Margarita, LLC
K. Hovnanian at Randolph I, L.L.C.
K. HOVNANIAN AT RAPHO, L.L.C
K. Hovnanian at Readington II, L.L.C.
K. Hovnanian at Red Bank, L.L.C.
K. Hovnanian at Reservoir Ridge, Inc.
K. Hovnanian at Ridgemont, L.L.C.
K. Hovnanian at Ridgestone, L.L.C.

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K. Hovnanian at Riverbend, LLC
K. Hovnanian at Rivercrest, LLC
K. Hovnanian at Roderuck, L.L.C.
K. HOVNANIAN AT ROSEMARY LANTANA, L.L.C.
K. Hovnanian at Rowland Heights, LLC
K. Hovnanian at Sage, L.L.C.
K. Hovnanian at San Sevaine, Inc.
K. Hovnanian at Santa Nella, LLC
K. Hovnanian at Saratoga, Inc.
K. Hovnanian at Sawmill, Inc.
K. Hovnanian at Sayreville, L.L.C.
K. HOVNANIAN AT SCOTCH PLAINS II, INC.
K. Hovnanian at Scotch Plains, L.L.C.
K. Hovnanian at Sierra Estates, LLC
K. Hovnanian at Silver Spring, L.L.C.
K. Hovnanian at Skye Isle, LLC
K. Hovnanian at Smithville III, L.L.C.
K. Hovnanian at Smithville, Inc.
K. Hovnanian at Somers Point, L.L.C.
K. Hovnanian at South Brunswick, L.L.C.
K. Hovnanian at Sparta, L.L.C.
K. HOVNANIAN AT SPRINGCO, L.L.C.
K. Hovnanian at Stone Canyon, Inc.
K. Hovnanian at Sunsets, LLC
K. Hovnanian at Sycamore, Inc.
K. Hovnanian at Tannery Hill, Inc.
K. Hovnanian at Teaneck, L.L.C.
K. Hovnanian at The Bluff, Inc.
K. Hovnanian at The Crosby, LLC

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K. Hovnanian at The Gables, LLC
K. Hovnanian at The Monarch, L.L.C.
K. Hovnanian at The Preserve, LLC
K. Hovnanian at Thompson Ranch, LLC
K. Hovnanian at Thornbury, Inc.
K. Hovnanian at Tierrasanta, Inc.
K. Hovnanian at Trail Ridge, LLC
K. Hovnanian at Trenton, L.L.C.
K. Hovnanian at Trovata, Inc.
K. Hovnanian at Union Township I, Inc.
K. Hovnanian at Upper Freehold Township I, Inc.
K. Hovnanian at Upper Freehold Township II, L.L.C.
K. Hovnanian at Upper Freehold Township III, L.L.C.
K. Hovnanian at Upper Makefield I, Inc.
K. Hovnanian at Upper Uwchlan II, L.L.C.
K. Hovnanian at Upper Uwchlan, L.L.C.
K. Hovnanian at Vail Ranch, Inc.
K. Hovnanian at Valle Del Sol, LLC
K. HOVNANIAN AT VERONA URBAN RENEWAL, L.L.C.
K. Hovnanian at Victorville, L.L.C.
K. HOVNANIAN AT VINELAND, L.L.C.
K. Hovnanian at Vista Del Sol, L.L.C.
K. Hovnanian at Wall Township VI, Inc.
K. Hovnanian at Wall Township VIII, Inc.
K. Hovnanian at Wanaque, L.L.C.
K. Hovnanian at Warren Township, L.L.C.
K. Hovnanian at Washington, L.L.C.
K. HOVNANIAN AT WASHINGTONVILLE, INC.

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K. Hovnanian at Wayne IX, L.L.C.
K. Hovnanian at Wayne V, Inc.
K. HOVNANIAN AT WAYNE, VIII, L.L.C.
K. Hovnanian at West Bradford, L.L.C.
K. Hovnanian at West View Estates, L.L.C.
K. Hovnanian at West Windsor, L.L.C.
K. Hovnanian at Westshore, LLC
K. Hovnanian at Wheeler Ranch, LLC
K. Hovnanian at Wildrose, Inc.
K. Hovnanian at Wildwood Bayside, L.L.C.
K. Hovnanian at Willow Brook, L.L.C.
K. HOVNANIAN AT WINCHESTER, LLC
K. Hovnanian at Woodcreek West, LLC
K. Hovnanian at Woodhill Estates, L.L.C.
K. Hovnanian at Woolwich I, L.L.C.
K. Hovnanian Cambridge Homes, L.L.C.
K. HOVNANIAN CENTRAL ACQUISITIONS, L.L.C.
K. Hovnanian Classics CIP, L.L.C.
K. Hovnanian Classics, L.L.C.
K. Hovnanian Communities, Inc.
K. Hovnanian Companies Metro D.C. North, L.L.C.
K. Hovnanian Companies Northeast, Inc.
K. Hovnanian Companies of California, Inc.
K. HOVNANIAN COMPANIES OF MARYLAND, INC.
K. HOVNANIAN COMPANIES OF NEW YORK, INC.
K. Hovnanian Companies of Pennsylvania, Inc.
K. Hovnanian Companies of Southern California, Inc.
K. Hovnanian Companies of Virginia, Inc.
K. Hovnanian Companies, LLC

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K. Hovnanian Connecticut Acquisitions, L.L.C.
K. Hovnanian Construction II, Inc
K. Hovnanian Construction III, Inc
K. Hovnanian Construction Management, Inc.
K. Hovnanian CraftBuilt Homes of South Carolina, L.L.C.
K. Hovnanian Delaware Acquisitions, L.L.C.
K. HOVNANIAN DEVELOPMENTS OF ARIZONA, INC.
K. Hovnanian Developments of California, Inc.
K. Hovnanian Developments of Connecticut, Inc.
K. HOVNANIAN DEVELOPMENTS OF D.C., INC.
K. HOVNANIAN DEVELOPMENTS OF DELAWARE, INC.
K. Hovnanian Developments of Georgia, Inc.
K. Hovnanian Developments of Illinois, Inc.
K. Hovnanian Developments of Indiana, Inc.
K. Hovnanian Developments of Kentucky, Inc.
K. HOVNANIAN DEVELOPMENTS OF MARYLAND, INC.
K. Hovnanian Developments of Michigan, Inc.
K. Hovnanian Developments of Minnesota, Inc.
K. Hovnanian Developments of New Jersey II, Inc.
K. Hovnanian Developments of New Jersey, Inc.
K. HOVNANIAN DEVELOPMENTS OF NEW YORK, INC.
K. Hovnanian Developments of North Carolina, Inc.
K. Hovnanian Developments of Ohio, Inc.
K. Hovnanian Developments of Pennsylvania, Inc.
K. Hovnanian Developments of South Carolina, Inc.
K. Hovnanian Developments of Texas, Inc.
K. Hovnanian Developments of Virginia, Inc.
K. Hovnanian Developments of West Virginia, Inc.

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K. Hovnanian Eastern Pennsylvania, L.L.C.
K. Hovnanian Enterprises, Inc.
K. HOVNANIAN FIRST HOMES, L.L.C.
K. Hovnanian Florida Realty, L.L.C.
K. Hovnanian Four Seasons @ Historic Virginia, LLC
K. Hovnanian Four Seasons at Gold Hill, LLC
K. HOVNANIAN GREAT WESTERN BUILDING COMPANY, LLC
K. HOVNANIAN GREAT WESTERN HOMES, LLC
K. Hovnanian Holdings NJ, L.L.C.
K. Hovnanian Homes - DFW, L.L.C.
K. Hovnanian Homes at Cameron Station, LLC
K. Hovnanian Homes at Camp Springs, L.L.C.
K. Hovnanian Homes at Fairwood, L.L.C.
K. Hovnanian Homes at Forest Run, L.L.C.
K. Hovnanian Homes at Greenway Farm Park Towns, L.L.C.
K. Hovnanian Homes at Greenway Farm, L.L.C.
K. Hovnanian Homes at Jones Station 1, L.L.C.
K. Hovnanian Homes at Jones Station 2, L.L.C.
K. Hovnanian Homes at Maxwell Place, L.L.C.
K. HOVNANIAN HOMES AT PAYNE STREET, L.L.C.
K. Hovnanian Homes at Primera, L.L.C.
K. Hovnanian Homes at Renaissance Plaza, L.L.C.
K. Hovnanian Homes at Russett, L.L.C.
K. HOVNANIAN HOMES NORTHERN CALIFORNIA, INC.
K. Hovnanian Homes of D.C., L.L.C.
K. HOVNANIAN HOMES OF DELAWARE, L.L.C.
K. Hovnanian Homes of Georgia, L.L.C.
K. Hovnanian Homes of Houston, L.L.C.
K. Hovnanian Homes of Indiana, L.L.C.

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K. Hovnanian Homes of Maryland, L.L.C.
K. Hovnanian Homes of Minnesota, L.L.C.
K. HOVNANIAN HOMES OF NORTH CAROLINA, INC.
K. HOVNANIAN HOMES OF PENNSYLVANIA, L.L.C.
K. Hovnanian Homes of South Carolina, LLC
K. Hovnanian Homes of Virginia, Inc.
K. Hovnanian Homes of West Virginia, L.L.C.
K. Hovnanian North Central Acquisitions, L.L.C.
K. Hovnanian North Jersey Acquisitions, L.L.C.
K. Hovnanian Northeast Services, L.L.C.
K. Hovnanian of Houston II, L.L.C.
K. Hovnanian Ohio Realty, L.L.C.
K. HOVNANIAN OSTER HOMES, L.L.C.
K. Hovnanian PA Real Estate, Inc.
K. Hovnanian Pennsylvania Acquisitions, L.L.C.
K. HOVNANIAN POLAND, SP .Z.O.O.
K. Hovnanian Port Imperial Urban Renewal, Inc.
K. Hovnanian Properties of Red Bank, Inc.
K. Hovnanian Shore Acquisitions, L.L.C.
K. Hovnanian South Jersey Acquisitions, L.L.C.
K. Hovnanian Southern New Jersey, L.L.C.
K. HOVNANIAN STANDING ENTITY, L.L.C.
K. Hovnanian Summit Holdings, L.L.C.
K. Hovnanian Summit Homes of Kentucky, L.L.C.
K. Hovnanian Summit Homes of Michigan, L.L.C.
K. Hovnanian Summit Homes of Pennsylvania, L.L.C.
K. Hovnanian Summit Homes of West Virginia, L.L.C.
K. Hovnanian Summit Homes, L.L.C.

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K. Hovnanian T&C Homes at Florida, L.L.C.
K. Hovnanian T&C Homes at Illinois, L.L.C.
K. Hovnanian T&C Homes at Minnesota, L.L.C.
K. HOVNANIAN T&C INVESTMENT, L.L.C.
K. Hovnanian T&C Management Co., L.L.C.
K. Hovnanian Venture I, L.L.C.
K. HOVNANIAN WINDWARD HOMES, LLC
K. Hovnanian's Four Seasons at Ashburn Village, L.L.C.
K. Hovnanian's Four Seasons at Bailey's Glenn, L.L.C.
K. HOVNANIAN'S FOUR SEASONS AT BAKERSFIELD, L.L.C.
K. Hovnanian's Four Seasons at Beaumont, LLC
K. HOVNANIAN'S FOUR SEASONS AT CHARLOTTESVILLE, L.L.C.
K. Hovnanian's Four Seasons at Dulles Discovery Condominium, L.L.C.
K. Hovnanian's Four Seasons at Dulles Discovery, L.L.C.
K. Hovnanian's Four Seasons at Hamptonburgh, L.L.C.
K. Hovnanian's Four Seasons at Hemet, LLC
K. Hovnanian's Four Seasons at Huntfield,L.L.C.
K. Hovnanian's Four Seasons at Kent Island Condominiums, L.L.C.
K. Hovnanian's Four Seasons at Kent Island, L.L.C.
K. Hovnanian's Four Seasons at Los Banos, LLC
K. Hovnanian's Four Seasons at Moreno Valley, L.L.C.
K. Hovnanian's Four Seasons at New Kent Vineyards, L.L.C.
K. Hovnanian's Four Seasons at Palm Springs, LLC
K. HOVNANIAN'S FOUR SEASONS AT RENAISSANCE, L.L.C.
K. Hovnanian's Four Seasons at Rush Creek, L.L.C.
K. Hovnanian's Four Seasons at St. Margarets Landing, L.L.C.
K. Hovnanian's Four Seasons at Vint Hill, L.L.C.
K. Hovnanian's Four Seasons at Westshore, LLC
K. Hovnanian's Four Seasons, LLC

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K. Hovnanian's Parkside at Towngate, L.L.C.
K. Hovnanian's Private Home Portfolio, L.L.C.
KHIP, L.L.C.
LANDARAMA, INC.
M & M at Long Branch, Inc
M&M at Chesterfield, LLC
M&M AT Copper Beech, L.L.C.
M&M AT Crescent Court, L.L.C.
M&M at East Rutherford, L.L.C.
M&M AT MORRISTOWN, L.L.C.
M&M AT SPINNAKER POINTE, L.L.C.
M&M AT SPRUCE HOLLOW, L.L.C.
M&M AT SPRUCE RUN, L.L.C.
M&M at Station Square, L.L.C.
M&M at Tamarack Hollow, L.L.C.
M&M AT UNION, L.L.C.
M&M at West Orange, L.L.C.
M&M at Wheatena Urban Renewal, L.L.C.
M&M INVESTMENTS, L.P.
Matzel & Mumford at Egg Harbor, L.L.C.
MATZEL & MUMFORD AT MONTGOMERY, L.L.C.
Matzel & Mumford at South Bound Brook Urban Renewal, L.L.C.
MCNJ, Inc.
Midwest Building Products & Contractor Services of Kentucky, L.L.C.
Midwest Building Products & Contractor Services of Michigan, L.L.C.
Midwest Building Products & Contractor Services of Pennsylvania, L.L.C.
Midwest Building Products & Contractor Services of West Virginia, L.L.C.
MIDWEST BUILDING PRODUCTS & CONTRACTOR SERVICES, L.L.C.

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MILLENNIUM TITLE AGENCY, LTD.
MMIP, L.L.C.
Natomas Central Neighborhood Housing, L.L.C.
New Land Title Agency, L.L.C.
PADDOCKS, L.L.C.
PARK TITLE COMPANY, LLC
Pine Ayr, LLC
RIDGEMORE UTILITY ASSOCIATES OF PENNSYLVANIA, L.L.C.
Ridgemore Utility, L.L.C.
SEABROOK ACCUMULATION CORPORATION
STONEBROOK HOMES, INC.
Terrapin Realty, L.L.C.
The Matzel & Mumford Organization, Inc
Washington Homes at Columbia Town Center, L.L.C.
Washington Homes, Inc.
Westminster Homes of Alabama, L.L.C.
Westminster Homes of Mississippi, LLC
Westminster Homes of Tennessee, Inc.
WESTMINSTER HOMES, INC.
WH LAND I, INC
WH PROPERTIES, INC.
WH/PR Land Company, L.L.C.
Woodland Lake Condominiums at Bowie New Town, L.L.C.

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